Income Taxes (Components of Deferred Income Tax) (Details) - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
Deferred income tax assets (liabilities):
Net operating loss carry forwards	$ 106	$ 127
Provision of employee benefits	331	320
Depreciation and amortization	901	955
Revenue and cost of sales recognized for financial reporting purpose before being recognized for tax purpose	(1,153)	(1,225)
Others	(56)	(135)
Less: Valuation allowances	(954)	(846)
Net deferred income tax liabilities	$ (825)	$ (804)